THE DEPOSITORY AND INFORMATION AGENT (SEE BACK PAGE FOR ADDRESS AND TELEPHONE NUMBERS) OR YOUR BROKER OR OTHER FINANCIAL ADVISOR WILL ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL

LETTER OF TRANSMITTAL

for Deposit of:

COMMON SHARES

of

NORSEMONT MINING INC.

pursuant to the Compulsory Acquisition dated May 4, 2011

in respect of the offer made by

HUDBAY MINERALS INC.

On January 24, 2011, HudBay Minerals Inc. (the “Offeror”) made an offer (as extended pursuant to the notice of extension dated March 1, 2011, the “Offer”), to purchase all of the issued and outstanding common shares (“Common Shares”) of Norsemont Mining Inc. (“Norsemont”), including any Common Shares issued after the date thereof but before the expiry time of the Offer upon the exercise, exchange or conversion of any Convertible Securities (as defined in the Offer and accompanying circular (the “Circular”)), together with the associated rights issued under the Shareholder Rights Plan (as defined in the Offer and Circular), for consideration per Common Share, at the election of each holder, of either:

•	0.2617 of a common share of the Offeror (each whole common share of the Offeror, an “Offeror Share”) and $0.001 in cash, or

•

cash in an amount that is greater than $0.001, not to exceed $4.50, and, if less than $4.50 in cash is elected, the number of Offeror Shares equal to the excess of $4.50 over such elected cash amount, divided by $17.19, in each case subject to pro-ration and rounding to give effect to the maximum possible aggregate cash consideration of $130,000,000 to be paid for all Common Shares on a fully-diluted basis, as more particularly described in the Offer. The Offer expired at 5:00 p.m. (Toronto time) on March 15, 2011.

Capitalized terms used but not defined in this Letter of Transmittal have the meanings given to them in the Offer.

Pursuant to a notice of compulsory acquisition (“Notice of Compulsory Acquisition”) dated May 4, 2011, the Offeror exercised its right under Section 300 of the Business Corporations Act (British Columbia) (the “BCBCA”) to acquire all of the Common Shares that the Offeror did not acquire under the Offer (the “Compulsory Acquisition”). Pursuant to the BCBCA, the Offeror is entitled and bound to acquire every Common Share that it did not acquire under the Offer for the same consideration and on the same terms as the Common Shares that were acquired under the Offer, unless the Supreme Court of British Columbia (“Court”) orders otherwise.

The Compulsory Acquisition applies only to Common Shares. Any holder of Convertible Securities who wishes to receive consideration under the Compulsory Acquisition must, to the extent permitted by the terms of the Convertible Securities and applicable laws, exercise, exchange or convert such Convertible Securities in accordance with their terms prior to July 5, 2011 (or such earlier date when such Convertible Securities may terminate, as applicable) in order to acquire Common Shares and then deliver those Common Shares, together with this Letter of Transmittal, to the Depositary at or prior to 5:00 p.m. (Toronto time) on July 5, 2011.

This Letter of Transmittal or a facsimile hereof, properly completed and duly executed in accordance with the instructions set out herein, together with all other required documents, must be received by Kingsdale Shareholder Services Inc. (the “Depositary”) at the office specified on the back of this Letter of Transmittal, at or prior to 5:00 p.m. (Toronto time) on July 5, 2011. If such documents are not received by the Depositary by 5:00 p.m. (Toronto time) on July 5, 2011, then, without further notice to the undersigned, the Offeror intends to purchase the undersigned’s Common Shares for the Maximum Share Alternative (as defined below), unless the Court has ordered otherwise or there is a Court order pending in respect thereof.

Consideration Election

A Shareholder may elect to receive as consideration for his, her or its Common Shares:

(a)	0.2617 of an Offeror Share and $0.001 in cash (the “Maximum Share Alternative”); or

(b)	such amount of cash as indicated herein that is greater than $0.001, not to exceed $4.50, and, if less than $4.50 in cash is elected, the number of Offeror Shares equal to the excess of $4.50 over such elected cash amount, divided by $17.19 (the “Elected Cash Alternative”).

in each case subject to pro-ration and rounding as set forth in the Offer and described below.

Each Shareholder that wishes to receive consideration other than the Maximum Share Alternative in respect of all of his, her or its Common Shares may elect, in this Letter of Transmittal, the Elected Cash Alternative with respect to all of such Shareholder’s Common Shares or may apportion such Shareholder’s Common Shares between the Maximum Share Alternative and the Elected Cash Alternative. A Shareholder that fails to properly elect the Maximum Share Alternative or the Elected Cash Alternative in the Letter of Transmittal will be deemed to have elected the Maximum Share Alternative for all of such Shareholder’s Common Shares deposited under the Compulsory Acquisition.

If a Shareholder apportions its Common Shares between the Maximum Share Alternative and the Elected Cash Alternative and the number of Common Shares subject to such Shareholder’s elections exceeds the number of Common Shares deposited under the Compulsory Acquisition by such Shareholder, then the number of Common Shares in respect of which the Shareholder has elected the Elected Cash Alternative will be reduced such that the number of Common Shares in respect of which the Shareholder has made elections equals the number of Common Shares deposited under the Compulsory Acquisition by such Shareholder. If a Shareholder apportions its Common Shares between the Maximum Share Alternative and the Elected Cash Alternative and the number of Common Shares subject to such Shareholder’s election is less than the number of Common Shares deposited under the Compulsory Acquisition by such Shareholder, then the Shareholder will be deemed to have elected the Maximum Share Alternative in respect of that number of Common Shares in respect of which the Shareholder failed to make a consideration election.

The maximum amount of cash payable by the Offeror under the Offer and Compulsory Acquisition is $130,000,000. The Offeror has paid $127,680,437.42 to acquire the Common Shares deposited under the Offer. The actual consideration to be received by a Shareholder who deposits Common Shares under the Compulsory Acquisition to the Elected Cash Alternative will be determined in accordance with the following:

(a)	the aggregate amount of cash that the Offeror will be required to pay for Common Shares acquired under the Compulsory Acquisition shall not exceed $2,319,562.58 (the “Maximum Cash Consideration”); and

(b)	if the aggregate amount of elected cash otherwise payable to Shareholders electing the Elected Cash Alternative in respect of Common Shares being acquired pursuant to the Compulsory Acquisition, together with the aggregate amount of the $0.001 per Common Share payable to Shareholders electing (or deemed to have elected) the Maximum Share Alternative in respect of Common Shares being acquired pursuant to the Compulsory Acquisition, is greater than the Maximum Cash Consideration, a Shareholder electing the Elected Cash Alternative shall be entitled, for each Common Share being acquired pursuant to the Compulsory Acquisition in respect of which the Shareholder so elected, to receive (in lieu of the consideration so elected):

(i)	cash in the amount equal to the result obtained by multiplying (A) the amount of cash per Common Share elected by the Shareholder by (B) the fraction determined by dividing (I) the Maximum Cash Consideration minus the $0.001 per Common Share payable to Shareholders electing (or deemed to have elected) the Maximum Share Alternative in respect of their Common Shares being acquired pursuant to the Compulsory Acquisition by (II) the aggregate elected cash by Shareholders in respect of all Common Shares being acquired pursuant to the Compulsory Acquisition in respect of which Shareholders elected the Elected Cash Alternative; and

(ii)	the number of Offeror Shares equal to (A) the excess of $4.50 over the amount of cash determined pursuant to (b)(i), above, divided by (B) $17.19.

No fractional Offeror Shares will be issued under the Compulsory Acquisition. Any Shareholder that would otherwise be entitled to receive a fractional Offeror Share will receive the applicable number of Offeror Shares, rounded down to the nearest whole number.

The aggregate cash payable to each Shareholder shall be rounded to the nearest whole cent.

Regardless of which election outlined above is selected, all Shareholders should complete and execute this Letter of Transmittal, select an election and deliver this Letter of Transmittal, together with all certificates representing the Common Shares to be exchanged, to the Depositary at the address set forth on the back page of this Letter of Transmittal as soon as possible, and in any event, prior to 5:00 p.m. (Toronto time) on July 5, 2011.

Shareholders whose Common Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should immediately contact such nominee for assistance if they wish to complete this Letter of Transmittal.

All dollar references in this Letter of Transmittal refer to Canadian dollars except where otherwise indicated.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ON THE BACK PAGE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

IF YOU ARE A U.S. SHAREHOLDER, YOU MUST ALSO COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW (SEE “SUBSTITUTE FORM W-9 FOR U.S. SHAREHOLDERS”).

Please read carefully the Instructions set forth below before completing this Letter of Transmittal

TO:	HUDBAY MINERALS INC.

AND TO:	KINGSDALE SHAREHOLDER SERVICES INC., as Depository

The undersigned delivers to you the enclosed certificate(s) for Common Shares (the “Deposited Securities”) and irrevocably submits these certificates to the Compulsory Acquisition.

The following are the details of the enclosed certificate(s):

DESCRIPTION OF DEPOSITED SECURITIES

(Please print or type. If space is insufficient, please attach a list in the form below.)

Certificate Number(s)	Name in which Registered (Please fill in exactly as name(s) appear(s) on certificate(s)	Number of Common Shares Represented by Certificate	Number of Common Shares Deposited

TOTAL:

The undersigned hereby acknowledges having received the Notice of Compulsory Acquisition and that the Offeror is entitled and bound, subject to any Court order directing otherwise, to acquire the Deposited Securities in accordance with the terms and conditions of the Compulsory Acquisition.

The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Deposited Securities and any Distributions deposited pursuant to the Compulsory Acquisition; (ii) the Deposited Securities and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Securities or Distributions, to any other Person; (iii) the deposit of the Deposited Securities and Distributions complies with applicable Laws; and (iv) when the Deposited Securities and Distributions are paid for by the Offeror pursuant to the Compulsory Acquisition, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others.

IN CONSIDERATION OF THE CONSIDERATION ELECTED OR DEEMED ELECTED PURSUANT HERETO AND FOR THE VALUE TO BE RECEIVED, upon the terms and subject to the conditions set forth in the Notice of Compulsory Acquisition and in this Letter of Transmittal, the undersigned irrevocably delivers to the Offeror the enclosed certificate(s) for Common Shares representing the Deposited Securities and, on and subject to the terms and conditions of the Compulsory Acquisition, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to all rights and benefits arising from the Deposited Securities and any and all Distributions. The undersigned acknowledges that, provided the Court does not order otherwise, he, she or it will receive the Maximum Share Alternative in consideration for his, her or its Deposited Securities, unless the undersigned properly elects the Elected Cash Alternative or some combination of the Elected Cash Alternative and the Maximum Share Alternative in this Letter of Transmittal, in which case the undersigned will receive such elected consideration, subject to pro-ration and rounding as described above.

The undersigned instructs the Offeror and the Depositary, upon the Offeror paying for the Deposited Securities pursuant to the Compulsory Acquisition, to mail the cheque and certificates representing Offeror Shares, as applicable, payable for such Deposited Securities by first class mail, postage prepaid, or to hold such cheque for pick-up, in accordance with the instructions given below. Cheques and certificates mailed in accordance with this paragraph will be deemed to have been delivered at the time of mailing.

The undersigned understands and acknowledges that under no circumstances will interest accrue or be paid by the Offeror or the Depositary to persons depositing the Deposited Securities on the purchase price of the Deposited Securities purchased by the Offeror, regardless of any delay in making such payment.

By reason of the use of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Compulsory Acquisition as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une version anglaise de la presente lettre de transmission, le soussigne est repute avoir demande que tout contrat atteste par l’acquisition forćee, telle qu’elle est acceptee au moyen de cette lettre de transmission, de meme que tous les documents qui s’y rapportent, soient rediges erclusivement en anglais.

SHAREHOLDER INFORMATION AND INSTRUCTIONS

Before signing this Letter of Transmittal, please review carefully and complete the following boxes, as appropriate.

MAKE ONE OF THE FOLLOWING ELECTIONS

If you fail to make an election below, or the election fails to comply with the other requirements of such election and such failure is not corrected prior to 5:00 p.m. (Toronto time) on July 5, 2011, you will be deemed to have selected the Maximum Share Alternative for the Deposited Securities.

OPTION 1 — ELECTION TO RECEIVE A COMBINATION OF CASH AND OFFEROR SHARES

☐ Please check this box if you wish to receive 0.2617 of an Offeror Share and $0.001 in cash for each of your Deposited Securities (the “Maximum Share Alternative”).

The undersigned hereby elects to receive 0.2617 of an Offeror Share and $0.001 in cash as consideration for each of his, her or its Deposited Securities.

— OR —

OPTION 2 — ELECTION TO RECEIVE CASH, SUBJECT TO PRO-RATION

☐ Please check this box if you wish to receive cash that is greater than $0.001, not to exceed $4.50, and, if less than $4.50 in cash is elected, the number of Offeror Shares equal to the excess of $4.50 over such elected cash amount, divided by $17.19, for each of your Deposited Securities. Please indicate below the cash that is greater than $0.001, not to exceed $4.50, that you wish to receive per Deposited Security (the “Elected Cash Alternative”).

$

The undersigned hereby elects to receive that amount of cash indicated above and, if less than $4.50 is so indicated, the number of Offeror Shares equal to the excess of $4.50 over such elected cash amount, divided by $17.19, as consideration for each of his, her or its Deposited Securities.

RESIDENCY STATUS

By execution of this Letter of Transmittal, you hereby represent and warrant that, for the purposes of the Tax Act, you are an individual, trust or corporation which is (please check appropriate box):

☐	not a Non-resident for Canadian income tax purposes

— OR —

☐	a Non-resident for Canadian income tax purposes

Shareholders that are Non-residents, indicate country of residence:

Note: A Shareholder which is a partnership that has any Non-resident partner(s) should represent and warrant above that it is “a Non-resident for Canadian income tax purposes”.

BLOCK A

PAYMENT INSTRUCTIONS

ISSUE OFFEROR SHARES (IF ANY)

AND CHEQUE IN THE NAME OF:

(Please print or type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone – Business Hours)

(Social Insurance, Social Security Number or Tax Identification Number)

BLOCK B

DELIVERY INSTRUCTIONS

SEND OFFEROR SHARES (IF ANY) AND CHEQUE

(UNLESS BLOCK C BELOW IS CHECKED) TO:

(please print or type):

☐ Same address as Box A or to:

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal/Zip Code)

(Telephone – Business Hours)

(Social Insurance, Social Security Number or Tax Identification Number)

BLOCK C

SPECIAL PICKUP INSTRUCTIONS

☐	Hold Offeror Shares (if any) and cheque for pick-up against counter receipt at the office of the Depositary where this Letter of Transmittal is deposited.

Please check here if applicable.

BLOCK D

STATUS AS U.S. SHAREHOLDERS

TO BE COMPLETED BY ALL SHAREHOLDERS

(See Substitute Form W-9 for U.S. Shareholders)

A “U.S. Shareholder” is any Shareholder that is either (A) providing an address in Block B which is located within the United States or any territory or possession thereof or (B) a United States person for United States federal income tax purposes.

INDICATE WHETHER OR NOT YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER:

☐	The owner signing this Letter of Transmittal represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

☐	The owner signing this Letter of Transmittal is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

IF YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER, THEN IN ORDER TO AVOID BACKUP WITHHOLDING YOU MUST COMPLETE A SUBSTITUTE IRS FORM W-9 OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACKUP WITHHOLDING, AS PROVIDED IN THE INSTRUCTIONS.

SHAREHOLDER SIGNATURE

By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

Signature guaranteed by (if required under Instruction 4):	Signature of Shareholder or Authorized Representative (to this Letter of Transmittal):

Dated: , 2011
Authorized Signature

Name of Guarantor (please print or type)	Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5 to this Letter of Transmittal)

Address of Guarantor (please print or type)	Name of Shareholder or Authorized Representative (please print or type)

Telephone number (business hours) of Shareholder or Authorized Representative

Social Insurance or Social Security Number or Tax Identification Number of Shareholder

Additional Signatures for Joint Shareholders (if required):

Dated: , 2011

Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5 to this Letter of Transmittal)

Name of Shareholder or Authorized Representative (please print or type)

Telephone number (business hours) of Shareholder or Authorized Representative

Social Insurance or Social Security Number or Tax Identification Number of Shareholder

INSTRUCTIONS

1.	Use of Letter of Transmittal.

(a)	This Letter of Transmittal (or a facsimile hereof) properly completed and duly executed as required by the instructions set forth below, together with accompanying certificate(s) representing the Deposited Securities and all other documents required by the terms of the Notice of Compulsory Acquisition must be received by the Depositary at any of the offices of the Depositary specified on the back of this Letter of Transmittal at or prior to 5:00 p.m. (Toronto time) on July 5, 2011. If such documents are not received by the Depositary by 5:00 p.m. (Toronto time) on July 5, 2011, then, without further notice to the undersigned, the Offeror intends to purchase the undersigned’s Common Shares for the Maximum Share Alternative, unless the Court has ordered otherwise or there is a Court order pending in respect thereof.

(b)	The method of delivery of this Letter of Transmittal, the certificates representing the Deposited Securities and all other required documents is at the option and risk of the person depositing the same, and delivery will be deemed effective only when such documents have been physically received by the Depositary at the addresses specified herein. The Offeror recommends that such documents be delivered by hand to the Depositary and that a receipt be obtained or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained.

(c)	Shareholders whose Common Shares are registered in the name of a stockbroker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing their Common Shares.

2.	Signatures

This Letter of Transmittal must be filled in and signed by the holder of Common Shares described above or by such holder’s duly authorized representative (in accordance with Instruction 4).

(a)	If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(b)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s):

(i)	such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in paragraph 3 below.

3.	Guarantee of Signatures

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Securities, or if the payment is to be made in a name other than the registered owner(s), or if Deposited Securities not purchased are to be returned to a person other than such registered owner(s), or sent to an address other than the address of the registered owner(s) as shown on the registers of Norsemont, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

“Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP).

4.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of their proof of appointment and authority to act. Any of the Offeror or the Depositary, at their discretion, may require additional evidence of appointment or authority or additional documentation.

5.	Miscellaneous

(a)	If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Securities, additional certificate numbers and number of Deposited Securities may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Deposited Securities are registered in different forms (e.g. ‘John Doe’ and ‘J. Doe’) a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be accepted. All depositing Shareholders by execution of this Letter of Transmittal (or a manually signed facsimile hereof) waive any right to receive any notice of the acceptance of Deposited Securities for payment, except as required by applicable Law.

(d)	The Compulsory Acquisition and any agreement resulting from the Compulsory Acquisition will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

(e)	Additional copies of the Notice of Compulsory Acquisition and the Letter of Transmittal may be obtained from the Depositary and Information Agent at its offices at the address listed below.

(f)	Before completing this Letter of Transmittal, you are urged to read the accompanying Notice of Compulsory Acquisition.

(g)	All questions as to the validity, form, eligibility (including timely receipt) and acceptance of any Deposited Securities deposited pursuant to the Compulsory Acquisition will be determined by the Offeror in its sole discretion. Depositing Shareholders agree that such determination shall be final and binding. The Offeror reserves the absolute right to waive any defects or irregularities in the deposit of any Deposited Securities. There shall be no duty or obligation of the Offeror, the Depositary or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any such notice. The Offeror’s interpretation of the terms and conditions of the Notice of Compulsory Acquisition and this Letter of Transmittal will be final and binding.

6.	Lost Certificates

If a share certificate has been lost or destroyed, the Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss and a contact telephone number, to the Depositary at its offices in Toronto, Ontario, Canada. The Depositary will respond with the replacement requirements, which must be properly completed and submitted in good order to the Depositary prior to 5:00 p.m. (Toronto time) on July 5, 2011.

7.	Privacy Notice

The Depositary is committed to protecting personal information received from its clients. In the course of providing services to its clients, the Depositary receives certain non-public personal information. This information could include an individual’s name, address, social insurance number, securities holdings and other financial information. The Depositary uses this information for lawful purposes relating to its services. The Depositary will use the information provided on this form in order to process the undersigned Shareholder’s request and will treat the Shareholder’s signature(s) on this form as such Shareholder’s consent to the above.

8.	Assistance

The Depositary and Information Agent (see back page of this Letter of Transmittal for addresses and telephone numbers) or your broker or other financial advisor can assist you in completing this Letter of Transmittal. Shareholders whose Common Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee if they wish to complete this Letter of Transmittal.

THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR DEPOSITED SECURITIES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO 5:00 P.M. (TORONTO TIME) ON JULY 5, 2011.

9.	Substitute Form W-9 for U.S. Shareholders

United States federal income tax law generally requires a U.S. Shareholder who receives cash in exchange for securities to provide the Depositary with its correct Taxpayer Identification Number (“TIN”), which, in the case of a Shareholder who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained by the U.S. Shareholder by filing a U.S. tax return.

To prevent backup withholding, each U.S. Shareholder must provide such holder’s correct TIN by completing the Substitute Form W-9 set out in this document, which requires such holder to certify under penalty of perjury: (1) that the TIN provided is correct (or that such holder is awaiting a TIN); (2) that (i) the holder is exempt from backup withholding; (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the holder that it is no longer subject to backup withholding; and (3) that the holder is a U.S. person (including a U.S. resident alien).

Exempt holders (including, among others, all corporations) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part I of Substitute Form W-9, write “Exempt” in Part II of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

If securities are held in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for information on which TIN to report.

If a U.S. Shareholder does not have a TIN, such holder should: (i) consult the enclosed W-9 Guidelines for instructions on applying for a TIN, (ii) write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the IRS.

If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury. An appropriate IRS Form W-8 (W-8BEN, W-8EXP or other form) may be obtained from the Depositary.

A SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE COMPULSORY ACQUISITION.

SUBSTITUTE FORM W-9

TO BE COMPLETED BY SHAREHOLDERS THAT ARE U.S. PERSONS

(INCLUDING U.S. RESIDENT ALIENS)

(SEE “GUIDELINES FOR CERTIFICATION OF TIN ON SUBSTITUTE FORM W-9” BELOW)

SUBSTITUTE FORM W-9 Payer’s Request for Taxpayer Identification Number (TIN) and Certification

PART I — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for Instructions. (For most individuals, this is your social security number. If you do not have a TIN, see “How to Obtain a TIN” in the Guidelines below.)

Note: If the account is in more than one name, see the chart in the enclosed W-9 Guidelines to determine which number to give the payer.

Social Security Number(s) (If awaiting TIN, write “Applied For”) OR Employer Identification Number(s) (If awaiting TIN, write “Applied For”)

Please Fill in Your Name, Address and Status Below

PART II — CERTIFICATION

UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Name
(Please Print)
Address

(Include Postal Code or Zip Code)

Status		Signature	Date:
(individual, corporation, partnership, other)
CERTIFICATION GUIDELINES — You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under-reporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, 28% of all payments made to me shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature	Date:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A PENALTY AND BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENT MADE TO YOU PURSUANT TO THE COMPULSORY ACQUISITION. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of	For this type of account:	Give the EMPLOYER IDENTIFICATION number of

Individual	The individual	A valid trust, estate, or pension trust	Legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)

Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	Corporate	The corporation

Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	Association, club, religious, charitable, educational or other tax exempt organization account	The organization

The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	Partnership account	The partnership

So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	A broker or registered nominee	The broker or nominee

Sole proprietorship or single owner LLC	The owner(s)(3)	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

How to Obtain a TIN

If you don’t have a taxpayer identification number or if you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (“IRS”) or by calling (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees exempt from backup withholding on all payments include the following:

•	An organization exempt from tax under Section 501(a), any IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under Section 584(a).

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under Section 664 or described in Section 4947

Payments Exempt from Backup Withholding

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to non-resident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one non resident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Exempt payees described above should file a substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% (or such other rate specified by the Internal Revenue Code) of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)	Penalty for Failure to Furnish Taxpayer Identification Number. – If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of U.S.$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding. – If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a U.S.$500 penalty.

(3)	Criminal Penalty for Falsifying Information. –Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary and Information Agent for the Compulsory Acquisition is:

By Mail	By Registered Mail, Hand or Courier

The Exchange Tower 130 King Street West, Suite 2950, P.O. Box 361 Toronto, Ontario M5X 1E2	The Exchange Tower 130 King Street West, Suite 2950, Toronto, Ontario M5X 1E2

North American Toll Free Phone:

1-800-775-3159

E-mail: contactus@kingsdaleshareholder.com

Facsimile: 416-867-2271

Toll Free Facsimile: 1-866-545-5580

Outside North America, Banks and Brokers Call Collect: 416-867-2272

Any questions and requests for assistance may be directed by Shareholders to the Depositary and Information Agent at their respective telephone numbers and locations set out above. Shareholders whose securities are registered in the name of a stockbroker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing their securities.